FTI Consulting, Inc. Current Investor Presentation March 2018 Exhibit 99.1

Cautionary Note about Forward-Looking Statements This presentation includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve uncertainties and risks. Forward-looking statements include statements concerning our plans, objectives, goals, strategies, future events, future revenues, future results and performance, future capital allocations and expenditures, expectations, plans or intentions relating to acquisitions, share repurchases and other matters, business trends, new, or changes to, laws and regulations, including the 2017 U.S. Tax Cuts and Jobs Act (the “2017 Tax Act”), and other information that is not historical, including statements regarding estimates of our future financial results. When used in this presentation, words such as "anticipates," "estimates," "expects," “goals,” "intends," "believes,” "forecasts,” “objectives” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements, including, without limitation, estimates of our future financial results, are based upon our expectations at the time we make them and various assumptions. Our expectations, beliefs and projections are expressed in good faith, and we believe there is a reasonable basis for them. However, there can be no assurance that management's expectations, beliefs or estimates will be achieved, and the Company's actual results may differ materially from our expectations, beliefs and estimates. The Company has experienced fluctuating revenues, operating income and cash flow in prior periods and expects that this will occur from time to time in the future. Other factors that could cause such differences include declines in demand for, or changes in, the mix of services and products that we offer, the mix of the geographic locations where our clients are located or where services are performed, fluctuations in the price per share of our common stock, adverse financial, real estate or other market and general economic conditions, and other future events, which could impact each of our segments differently and could be outside our control, the pace and timing of the consummation and integration of past and future acquisitions, the Company's ability to realize cost savings and efficiencies, competitive and general economic conditions, retention of staff and clients, new laws and regulations, or changes thereto, including the 2017 Tax Act, and other risks described under the heading "Part I, Item 1A Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2017, filed with the Securities and Exchange Commission (“SEC”) and in the Company's other filings with the SEC, including the risks set forth under "Risks Related to Our Reportable Segments" and "Risks Related to Our Operations.” We are under no duty to update any of the forward-looking statements to conform such statements to actual results or events and do not intend to do so.

Investment Thesis Committed to building a profitable business with sustainable underlying growth, regardless of economic conditions Willingness to invest EBITDA in key growth areas where we have a right to win Healthy balance sheet and strong cash flows with a commitment to return capital to our stockholders Organic growth strategy with an emphasis on profitable revenue growth Believe we are on a path toward sustained double-digit year-over-year Adjusted EPS growth over time Leading global business advisory firm with strong people and strong positions: corporations, law firms and governments come to us when there is a critical need

FCN Publicly Traded $1.8BLN 1982 Year Founded 4,600+ Total Employees Worldwide 450+ Senior Managing Directors 9 9 Specialized Industry Practice Groups 2 Nobel Laureates 8/10 Advisor to 8 of the World’s Top 10 Bank Holding Companies 96/100 Advisor to 96 of the World’s Top 100 Law Firms 53/100 53 of Global 100 Corporations are Clients FTI Consulting: Experts with Impact 78 Offices in 78 Cities Around the Globe Equity Market Capitalization1 All statistics above are as of December 31, 2017. 1¹Number of total shares outstanding as of February 15, 2018, times the closing share price as of February 23, 2018.

Our Global Reach

With offices in every major financial center and every corner of the globe, we successfully serve our clients wherever challenges and opportunities arise.



North America

Canada
Calgary
Toronto
Vancouver

United States
Annapolis
Atlanta
Austin
Baltimore
Boston
Brentwood
Charlotte
Chicago
Dallas
Denver
Great Neck
Houston
Indianapolis
Los Angeles
McLean
Miami
Mountain View
New York
Oakland
Pasadena
Philadelphia
Phoenix
Pittsburgh
Portland
Princeton
Rockville
Roseland
San Francisco
Santa Barbara
Seattle
Tucson
Walnut Creek
Washington, D.C.
Wayne
Winston-Salem

Latin America

Argentina
Buenos Aires

Brazil
São Paulo

Caribbean
British Virgin Islands
Cayman Islands

Colombia
Bogotá

Mexico
Mexico City

Europe, Middle East, Africa

Belgium
Brussels

Denmark
Copenhagen

Finland
Helsinki

France
Paris

Germany
Berlin
Düsseldorf
Frankfurt
Munich

Ireland
Dublin

Netherlands
The Hague

Qatar
Doha

South Africa
Cape Town
Johannesburg

Spain
Madrid

United Arab Emirates
Abu Dhabi
Dubai

United Kingdom
London
Stirling

Asia Pacific

Australia
Brisbane
Melbourne
Perth
Sydney

China
Beijing
Hong Kong
Shanghai

India
Mumbai
New Delhi

Indonesia
Jakarta

Japan
Tokyo

Korea
Seoul

Malaysia
Kuala Lumpur

Philippines [1]
Manila

Singapore

[1] Affiliate

FTI CONSULTING

5

Business Snapshot: Five Segments, One Purpose Corporate Finance & Restructuring Economic Consulting Forensic and Litigation Consulting Strategic Communications Technology FTI Consulting is organized into five segments, each of which is a global leader in its own right for one simple reason: our commitment to having a tangible, positive impact on how our clients confront and manage change and risk

Segment Snapshot: Revenues and Total Adjusted Segment EBITDA FY 2017 Segment Revenues FY 2017 Total Adjusted Segment EBITDA¹ Corporate Finance & Restructuring Forensic and Litigation Consulting Economic Consulting Technology Strategic Communications ¹See accompanying financial tables and “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definition and reconciliations of Total Adjusted Segment EBITDA, which is a non-GAAP financial measure, to the most directly comparable GAAP financial measure. .

43 offices 901 professionals 15 countries Corporate Finance & Restructuring 2013 2014 2015 2016 2017 Segment Revenues $382,526 $391,115 $440,398 $483,269 $482,041 Segment Gross Profit Margin 35.9% 32.6% 38.3% 36.5% 33.9% Segment SG&A $71,966 $75,382 $81,550 $81,584 $83,468 Adjusted Segment EBITDA $67,183 $55,492 $90,101 $97,688 $82,863 Adjusted Segment EBITDA Margin 17.6% 14.2% 20.5% 20.2% 17.2% Utilization 65% 67% 69% 65% 61% Number of Revenue-Generating Professionals 737 706 838 895 901 (in thousands, except percentages and headcount data) (unaudited) Restructuring Company Advisory Creditor Advisory Interim Management Contentious Insolvency Dispute Advisory/ Litigation Support Business Transformation Office of the CFO Solutions Performance Improvement Merger Integration Carve-outs Services Interim Management Transaction Services Executive Compensation Transactions Transaction Services Investment Banking & Transaction Opinions Lender Services Tax Advisory Valuation & Financial Advisory Services Structured Finance

Corporate Finance & Restructuring (continued) The Corporate Finance & Restructuring segment focuses on strategic, operational, financial and capital needs of businesses by addressing the full spectrum of financial and transactional challenges faced by companies, boards, private equity sponsors, creditor constituencies and other stakeholders. Medium-Term Growth Opportunities Enhance Business Transformation and Transaction capabilities Grow restructuring globally Deeper penetration of key industries e.g., Retail, Healthcare, TMT, Automotive and Energy Segment Offering Revenues decreased $1.2 million, or 0.3%, from 2016 to 2017. Acquisition-related revenues contributed $10.1 million, or 2.1%, compared with 2016. Excluding the acquisition, revenues decreased $11.3 million, or 2.3%. This decrease was primarily driven by lower demand for restructuring practice offerings globally, which was partially offset by increased demand in the business transformation practice and higher success fees. Gross profit decreased $12.9 million, or 7.3%, from 2016 to 2017. Gross profit margin decreased 2.6 percentage points from 2016 to 2017. This decrease was due to lower utilization driven by an increase in billable headcount, which was partially offset by higher success fees. Adjusted Segment EBITDA was $82.9 million, or 17.2% of segment revenues, compared to $97.7 million, or 20.2% of segment revenues, in the prior year. FY 2017 Key Financial Commentary

Forensic & Litigation Consulting 52 offices 1,067 professionals 18 countries Risk Advisory Anti-Corruption Investigations & Compliance Compliance, Monitoring & Receivership Data & Analytics Investigations Cybersecurity Forensic Accounting & Advisory Services Global Risk & Investigations Practice (“GRIP”) Services 2013 2014 2015 2016 2017 Segment Revenues $433,632  $483,380 $482,269 $457,734 $462,324 Segment Gross Profit Margin 35.9% 36.6% 32.2% 31.2% 33.9% Segment SG&A $84,616 $90,707 $94,717 $89,526 $88,056 Adjusted Segment EBITDA $74,481 $90,468 $64,267 $57,882 $72,705 Adjusted Segment EBITDA Margin 17.2% 18.7% 13.3% 12.6% 15.7% Utilization 68% 69% 64% 59% 61% Number of Revenue-Generating Professionals 1,061  1,154 1,131 1,110 1,067 (in thousands, except percentages and headcount data) (unaudited) Disputes Construction Solutions Dispute Advisory Services Financial Services Global Insurance Services Health Solutions Trial Services

Forensic & Litigation Consulting (continued) Enhance Data & Analytics, Construction Solutions and Cybersecurity capabilities Grow overseas businesses e.g., London and Hong Kong Improve utilization in Disputes, Investigations and Health Solutions practices Segment Offering The Forensic & Litigation Consulting segment provides a complete range of multidisciplinary, independent dispute advisory, investigative, data acquisition/analysis and forensic accounting services. Our professionals combine end-to-end capabilities when clients face high stakes litigation, arbitration and compliance investigations and regulatory scrutiny. Medium-Term Growth Opportunities Revenues increased $4.6 million, or 1.0%, from 2016 to 2017. This increase was driven by increased volume in the global construction solutions practice and investigations practice in EMEA, which was partially offset by lower demand in the health solutions practice. Gross profit increased $13.6 million, or 9.5%, from 2016 to 2017. Gross profit margin increased 2.7 percentage points from 2016 to 2017. This increase in gross profit margin is related to higher utilization, largely in the construction solutions, disputes and investigations practices, partially offset by lower success fees in our health solutions practice. Adjusted Segment EBITDA was $72.7 million, or 15.7% of segment revenues, compared to $57.9 million, or 12.6% of segment revenues, in the prior year. FY 2017 Key Financial Commentary

Economic Consulting 37 offices 683 professionals 15 countries Antitrust & Competition Economics Business Valuation Center for Healthcare Economics and Policy Economic Impact Analysis Intellectual Property International Arbitration Labor & Employment Services 2013 2014 2015 2016 2017 Segment Revenues $447,366 $451,040 $447,909 $500,487 $496,029 Segment Gross Profit Margin 32.9% 27.0% 26.8% 27.3% 25.9% Segment SG&A $58,282 $66,159 $61,213 $67,330 $71,832 Adjusted Segment EBITDA $92,204  $59,282 $62,330 $74,102 $61,964 Adjusted Segment EBITDA Margin 20.6% 13.1% 13.9% 14.8% 12.5% Utilization 81% 75% 72% 73% 67% Number of Revenue-Generating Professionals 530 574  599 656 683 (in thousands, except percentages and headcount data) (unaudited) Network Analysis Public Policy Regulated Industries Securities Litigation & Risk Management

Economic Consulting (continued) Medium-Term Growth Opportunities Maintain leading position of Compass Lexecon in the U.S. Grow overseas businesses e.g., EMEA, Australia and Asia Develop adjacent businesses in the U.S. e.g., International Arbitration, Energy, Healthcare, TMT and Financial Services Segment Offering Revenues decreased $4.5 million, or 0.9%, from 2016 to 2017. This decrease was primarily driven by lower demand for financial economics services in North America, which was partially offset by higher demand for antitrust services in EMEA and international arbitration services in North America. Gross profit decreased $8.6 million, or 6.2%, from 2016 to 2017. Gross profit margin decreased 1.4 percentage points from 2016 to 2017. This decrease was primarily due to a decline in utilization, resulting from both lower demand and an increase in billable headcount. Adjusted Segment EBITDA was $62.0 million, or 12.5% of segment revenues, compared to $74.1 million, or 14.8% of segment revenues, in the prior year. FY 2017 Key Financial Commentary The Economic Consulting segment, including subsidiary Compass Lexecon, provides analysis of complex economic issues. We help our clients with legal, regulatory and international arbitration proceedings; strategic decision making; and public policy debates around the world. We deliver sophisticated economic analysis and modeling of issues arising in M&A transactions, complex antitrust litigation, commercial disputes, international arbitration, regulatory proceedings and a wide range of securities litigation. Our statistical and economic experts help clients analyze complex economic issues, such as the economic impact of deregulation on a particular industry or the amount of damages suffered by a business as a result of particular events.

Technology 30 offices 292 professionals 8 countries E-discovery Services & Expertise Managed Review Computer Forensics Authorized Provider of Ringtail®, Radiance and Relativity Information Governance, Privacy & Security Services Microsoft Office 365 Migrations Data Remediation General Data Protection Regulation Readiness Cybersecurity Contract Intelligence Consulting & Services Ringtail® E-Discovery Software On-Premise Licensing SaaS Subscriptions Software (in thousands, except percentages and headcount data) (unaudited) 2013 2014 2015 2016 2017 Segment Revenues $202,663 $241,310 $218,599 $177,720 $174,850 Segment Gross Profit Margin 52.2% 48.0% 43.3% 39.5% 41.9% Segment SG&A $59,890 $68,162 $71,120 $64,135 $62,858 Adjusted Segment EBITDA $60,655 $63,545 $39,010 $25,814 $22,171 Adjusted Segment EBITDA Margin 29.9% 26.3% 17.8% 14.5% 12.7% Number of Revenue-Generating Professionals 306  344 349 288 292

Medium-Term Growth Opportunities Expand addressable market through new distribution channels for Consulting & Services and Software Invest in new and adjacent services e.g., Information Governance and Contract Intelligence Technology (continued) Segment Offering Revenues decreased $2.9 million, or 1.6%, from 2016 to 2017. This decrease was primarily driven by lower pricing for hosting services as a result of a decline in legacy hosting matters at the end of their cycle, coupled with lower demand for managed review offerings, partially offset by higher demand for hosting services as a result of new engagements. Additionally, higher demand for consulting was driven by growth in new engagements as well as growth in information governance engagements. Gross profit increased $3.2 million, or 4.6%, from 2016 to 2017. Gross profit margin increased 2.4 percentage points to 41.9% from 2016 to 2017. This margin increase was due to higher pricing for consulting, higher demand for hosting and lower depreciation expense, which was partially offset by lower pricing for hosting services. Adjusted Segment EBITDA was $22.2 million, or 12.7% of segment revenues, compared to $25.8 million, or 14.5% of segment revenues, in the prior year. FY 2017 Key Financial Commentary The Technology segment is a leading provider of software and consulting services for e-discovery and information management. We assist clients with internal, regulatory and global investigations, early case assessment, litigation and joint defense, antitrust and competition investigations, including pre-merger notification “Second Request”, and the secure management, analysis and use of critical corporate information. We also help clients locate, review and produce electronically stored information (“ESI”). Our proprietary Ringtail® software and Acuity® managed review are used for e-discovery and document review in litigation and secure information management.

Strategic Communications 34 offices 630 professionals 16 countries M&A Crisis Communications & Special Situations Capital Markets Communications Corporate Reputation Public Affairs & Government Relations Employee Engagement & Change Communications Digital & Creative Communications Public Affairs Strategy Consulting & Research Services 2013 2014 2015 2016 2017 Segment Revenues $186,245 $189,367 $189,974 $191,184 $192,488 Segment Gross Profit Margin 34.7% 36.7% 36.3% 38.4% 36.7% Segment SG&A $47,874 $48,890 $42,720 $44,409 $44,046 Adjusted Segment EBITDA $18,737  $22,588 $27,727 $30,458 $27,732 Adjusted Segment EBITDA Margin 10.1% 11.9% 14.6% 15.9% 14.4% Number of Revenue-Generating Professionals 590  566 599 647 630 (in thousands, except percentages and headcount data) (unaudited)

Strategic Communications (continued) The Strategic Communications segment provides a comprehensive view of strategic communications with an integrated suite of services, including financial communications, corporate reputation, transaction communications and public affairs in all the major markets around the world. Medium-Term Growth Opportunities Further develop large, complex client relationships Enhance market share in highly regulated industries e.g., Financial Services, Energy, Healthcare, Industrials and TMT Leverage FTI Consulting’s services and platform to enhance client results Segment Offering Revenues increased $1.3 million, or 0.7%, from 2016 to 2017. This increase was due to higher retainer-based revenues across all regions, which was partially offset by lower project income in North America, primarily in the financial communications practice. Gross profit decreased $2.8 million, or 3.8%, from 2016 to 2017. Gross profit margin decreased 1.7 percentage points from 2016 to 2017. This decrease was primarily due to fewer large, high-margin engagements in North America, as well as higher compensation as a result of increased average billable headcount. Adjusted Segment EBITDA was $27.7 million, or 14.4% of segment revenues, compared to $30.5 million, or 15.9% of segment revenues, in the prior year. FY 2017 Key Financial Commentary

Our Clients: We Serve the World's Leading Corporations and Law Firms

FTI Consulting named to Forbes magazine list of America’s Best Management Consulting Firms for the second consecutive year — recognized in 20 sectors and functional areas Corporate Finance & Restructuring ranked the #1 U.S. Restructuring Advisor according to The Deal for the last 10 years Forensic and Litigation Consulting recognized as the #1 Global Risk & Investigations Services Provider by the National Law Journal FTI Consulting and Compass Lexecon had the most experts (129) recognized in the Who’s Who Legal Consulting Experts Guide for the second consecutive year FTI Technology named a Leader in Worldwide E-Discovery Services Vendor by IDC MarketScape’s Vendor Assessment Report Strategic Communications named EMEA PR Consultancy of the Year by The Holmes Report Full Year 2017Awards & Accolades

Financial Overview

FY 2013 – FY 2018 Guidance: Revenues $1,825-$1,875

FY 2013 – FY 2017: Net Income (Loss) and Adjusted EBITDA ¹See accompanying financial tables and “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definition and reconciliations of Adjusted EBITDA, which is a non-GAAP financial measure, to the most directly comparable GAAP financial measure.

FY 2013 – FY 2018 Guidance: Earnings (Loss) Per Diluted Share and Adjusted Earnings Per Diluted Share ¹See accompanying financial tables and “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definition and reconciliations of Adjusted Earnings Per Diluted Share, which is a non-GAAP financial measure, to the most directly comparable GAAP financial measure. $2.35-$2.65 $2.35-$2.65

Full Year 2017, 2016 and 2015: Select Cash Position and Capital Allocation All numbers in thousands, except for DSOs ¹Total debt excludes the reduction for deferred debt issue costs of $3.7 million, $4.5 million, and $5.2 million as of December 31, 2017, 2016 and 2015, respectively. ²See accompanying financial tables and “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definition and reconciliations of Free Cash Flow, which is a non-GAAP financial measure, to the most directly comparable GAAP financial measure. FY 2017 FY 2017 FY 2016 FY 2016 FY 2015 FY 2015 Cash and cash equivalents $ 189,961 $ 216,158 $ 149,760 Accounts receivable, net $ 522,878 $ 474,897 $ 499,784 Days sales outstanding ("DSO") 91 91 91 91 97 97 Net cash provided by operating activities $ 147,625 $ 233,488 $ 139,920 Purchases of property and equipment $ (32,004) $ (28,935) $ (31,399) Purchase and retirement of common stock $ (168,094) $ (21,489) $ (26,532) Total Debt¹ $ 400,000 $ 370,000 $ 500,000 Free Cash Flow² $ 115,621 $ 204,553 $ 108,521

Financial TablesReconciliations of Non-GAAP Financial Measures

Reconciliation of Net Income (Loss) to Adjusted EBITDA FY 2017 FY 2017 FY 2016 FY 2016 FY 2015 FY 2015 FY 2014 FY 2014 FY 2013 FY 2013 Net Income (Loss) $ 107,962 $ 85,520 $ 66,053 $ 58,807 $ (10,594) Interest income and other (3,752) (10,466) (3,232) (4,670) (1,748) Interest expense 25,358 24,819 42,768 50,685 51,376 Income tax provision (benefit) (20,857) 42,283 39,333 42,604 42,405 Loss on early extinguishment of debt — — 19,589 — — Depreciation and amortization 31,177 38,700 31,392 33,989 32,541 Amortization of other intangible assets 10,563 10,306 11,726 15,521 22,954 Special charges 40,885 10,445 — 16,339 38,414 Remeasurement of acquisition-related contingent consideration 702 1,403 (1,867) (2,723) (13,555) Goodwill impairment charge — — — — 83,752 Adjusted EBITDA1 $ 192,038 $ 203,010 $ 205,762 $ 210,552 $ 245,545 1See “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definition of Adjusted EBITDA, which is a non-GAAP financial measure. (in thousands)

Reconciliations of Net Income (Loss) to Adjusted Net Income and Earnings (Loss) Per Diluted Share to Adjusted Earnings Per Diluted Share

(in thousands, except for per share data)	FY 2017	FY 2016	FY 2015	FY 2014	FY 2013
Net income (loss)	**$107,962**	**$85,520**	**$66,053**	**$58,807**	**$(10,594)**
Add back:					
Special charges	40,885	10,445	—	16,339	38,414
Tax impact of special charges	(13,570)	(3,595)	—	(6,702)	(15,147)
Goodwill impairment charges[1]	—	—	—	—	83,752
Loss on early extinguishment of debt	—	—	19,589	—	—
Tax impact of loss on early extinguishment of debt	—	—	(7,708)	—	—
Remeasurement of acquisition-related contingent consideration	702	1,403	(1,867)	(2,722)	(13,555)
Tax impact of remeasurement of acquisition-related contingent consideration, net of tax	(269)	(546)	747	1,004	1,501
Impact of 2017 Tax Act	(44,870)	—	—	—	—
Adjusted Net Income[2]	**$90,840**	**$93,227**	**$76,814**	**$66,726**	**$84,371**
Earnings (loss) per common share – diluted	**$2.75**	**$2.05**	**$1.58**	**$1.44**	**$(0.27)**
Add back:					
Special charges	1.04	0.25	—	0.40	0.98
Tax impact of special charges	(0.34)	(0.08)	—	(0.16)	(0.39)
Goodwill impairment charge[1]	—	—	—	—	2.14
Loss on early extinguishment of debt	—	—	0.47	—	—
Tax impact of loss on early extinguishment of debt	—	—	(0.19)	—	—
Remeasurement of acquisition-related contingent consideration, net of tax	0.02	0.03	(0.04)	(0.06)	(0.35)
Tax impact of remeasurement of acquisition-related contingent consideration, net of tax	(0.01)	(0.01)	0.02	0.02	0.05
Impact of 2017 Tax Act	(1.14)	—	—	—	—
Impact of denominator for diluted adjusted earnings per common share	—	—	—	—	(0.07)
Adjusted earnings per common share – diluted[2]	**$2.32**	**$2.24**	**$1.84**	**$1.64**	**$2.09**
Weighted average number of common shares outstanding – diluted	39,192	41,709	41,729	40,729	40,421

FTI CONSULTING™

[1]The goodwill impairment charges are non-deductible for income tax purposes and resulted in no tax benefit for 2013.
[2]See "End Notes: FTI Consulting Non-GAAP Financial Measures" for the definitions of Adjusted Net Income and Adjusted Earnings Per Diluted Share, which are non-GAAP financial measures.

27

Reconciliation of Net Income to Total Adjusted Segment EBITDA 1See “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definition of Total Adjusted Segment EBITDA, which is a non-GAAP financial measure. (in thousands) FY 2017 Net Income $107,962 Add back: Income tax provision (benefit) (20,857) Interest income and other (3,752) Interest expense 25,358 Unallocated corporate expenses 83,140 Segment depreciation expense 27,112 Amortization of other intangible assets 10,563 Segment special charges 37,207 Remeasurement of acquisition-related contingent consideration 702 Total Adjusted Segment EBITDA1 $267,435

Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow FY 2017 FY 2016 FY 2015 Net cash provided by operating activities $147,625 $233,488 $139,920 Purchases of property and equipment (32,004) (28,935) (31,399) Free Cash Flow1 $115,621 $204,553 $108,521 1See “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definition of Free Cash Flow, which is a non-GAAP financial measure. (in thousands)

End NotesFTI Consulting Non-GAAP Financial Measures In this presentation, we sometimes use information derived from consolidated and segment financial information that may not be presented in our financial statements or prepared in accordance with generally accepted accounting principles ("GAAP"). Certain of these measures are considered “non-GAAP financial measures” under the Securities and Exchange Commission ("SEC") rules. Specifically, we have referred to the following non-GAAP financial measures in this presentation: Total Segment Operating Income (Loss) Adjusted EBITDA Total Adjusted Segment EBITDA Adjusted EBITDA Margin Adjusted Net Income Adjusted Earnings per Diluted Share Free Cash Flow We have included the definitions of Segment Operating Income (Loss) and Adjusted Segment EBITDA below in order to more fully define the components of certain non-GAAP financial measures in this presentation. We define Segment Operating Income (Loss) as a segment’s share of Consolidated Operating Income (Loss). We define Total Segment Operating Income (Loss), which is a non-GAAP financial measure, as the total of Segment Operating Income (Loss) for all segments, which excludes unallocated corporate expenses. We use Segment Operating Income (Loss) for the purpose of calculating Adjusted Segment EBITDA. We define Adjusted Segment EBITDA as a segment’s share of Consolidated Operating Income (Loss) before depreciation, amortization of intangible assets, remeasurement of acquisition-related contingent consideration, special charges and goodwill impairment charges. We use Adjusted Segment EBITDA as a basis to internally evaluate the financial performance of our segments because we believe it reflects current core operating performance and provides an indicator of the segment’s ability to generate cash. We define Adjusted EBITDA Margin as Adjusted EBITDA as a percentage of total revenues. We define Total Adjusted Segment EBITDA, which is a non-GAAP financial measure, as the total of Adjusted Segment EBITDA for all segments, which excludes unallocated corporate expenses. We define Adjusted EBITDA, which is a non-GAAP financial measure, as consolidated net income before income tax provision, other non-operating income (expense), depreciation, amortization of intangible assets, remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges and losses on early extinguishment of debt. We believe that the non-GAAP financial measures, which exclude the effects of remeasurement of acquisition-related contingent consideration, special charges and goodwill impairment charges, when considered together with our GAAP financial results and GAAP measures, provide management and investors with a more complete understanding of our operating results, including underlying trends. In addition, EBITDA is a common alternative measure of operating performance used by many of our competitors. It is used by investors, financial analysts, rating agencies and others to value and compare the financial performance of companies in our industry. Therefore, we also believe that these measures, considered along with corresponding GAAP measures, provide management and investors with additional information for comparison of our operating results with the operating results of other companies. We define Adjusted Net Income and Adjusted Earnings per Diluted Share (“Adjusted EPS”), which are non-GAAP financial measures, as net income and earnings per diluted share, respectively, excluding the impact of remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges, losses on early extinguishment of debt and the impact of adopting the 2017 U.S. Tax Cuts and Jobs Act (the “2017 Tax Act”). We use Adjusted Net Income for the purpose of calculating Adjusted EPS. Management uses Adjusted EPS to assess total Company operating performance on a consistent basis. We believe that this non-GAAP financial measure, which excludes the effects of the remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges, losses on early extinguishment of debt and the 2017 Tax Act, when considered together with our GAAP financial results, provides management and investors with an additional understanding of our business operating results, including underlying trends. We define Free Cash Flow as net cash provided by operating activities less cash payments for purchases of property and equipment. We believe this non-GAAP financial measure, when considered together with our GAAP financial results, provides management and investors with an additional understanding of the Company’s ability to generate cash for ongoing business operations and other capital deployment. Non-GAAP financial measures are not defined in the same manner by all companies and may not be comparable with other similarly titled measures of other companies. Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, the information contained in our Condensed Consolidated Statements of Comprehensive Income.